Investor Presentation Q2 Fiscal 2021 Update May 6, 2021 Exhibit 99

National Fuel is committed to the safe and environmentally conscious development, transportation, storage, and distribution of natural gas and oil resources. For additional information, please review our Corporate Responsibility Report. 2

# NFG: A Diversified, Integrated Natural Gas Company

National Fuel®

**Upstream**
*Exploration & Production*

*42% of NFG EBITDA(2)*

**Developing our large, high quality acreage position in Marcellus & Utica shales(1)**

**~1.2 Million** Net acres in Appalachia

**~905 MMcf/day** Net Appalachian natural gas production(3)

**Midstream**
*Gathering Pipeline & Storage*

*40% of NFG EBITDA(2)*

**Expanding and modernizing pipeline infrastructure to provide outlets for Appalachian natural gas production**

**$2.0 Billion** Investments since 2010

**4.4 MMDth** Daily interstate pipeline capacity under contract

**Downstream**
*Utility*

*18% of NFG EBITDA(2)*

**Providing safe, reliable and affordable service to customers in WNY and NW Pa.**

**747,000** Utility customers

**$341 Million** Investments in safety since 2016



CANADA
Lake Ontario
Lake Erie
NY
NH
MA
CT
OH
PA
NJ
Upstream
Seneca Resources Acreage
Midstream
NFG Gathering
NFG Pipeline
NFG Storage
Downstream
Utility Service Area

(1) This presentation includes forward-looking statements. Please review the safe harbor for forward looking statements at the end of this presentation.
(2) Twelve months ending March 31, 2021. A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation.
(3) Average net Appalachian production for the three months ending March 31, 2021.

3

Why National Fuel? Diversified Assets Provide Stability and Long-Term Growth Opportunities Integrated Model Enhances Shareholder Value Appalachian Program Expected to Generate Significant Free Cash Flow Interstate Pipeline Business Drives Significant Regulated Growth Long History of Returning Capital to Shareholders Focused on Corporate Responsibility and ESG 1 3 4 2 5

Integrated Model Enhances Shareholder Value . . . 1 Midstream Ability to adjust to changing commodity price environments More efficient capital investment Higher returns on investment Operational scale Lower cost of capital Lower operating costs More competitive pipeline infrastructure projects Strong balance sheet Growing, stable dividend Geographic and Operational Integration Drives Synergies: Benefits of National Fuel’s Integrated Structure: Financial Efficiencies: Investment grade credit rating Shared borrowing capacity Consolidated income tax return Downstream Utility Midstream Gathering Pipeline & Storage Upstream Exploration & Production Co-Development of Marcellus and Utica Just-in-time gathering facilities Enhanced capital efficiency Upstream Rate-regulated entities share common resources, reducing operating expense Utility business is a large Pipeline & Storage customer Downstream Midstream

. . . and Continues to Drive Growth Opportunities Integrated Upstream and Midstream development of high-quality Appalachian assets ~1.2 million net acres in the Marcellus and Utica shales NFG’s gathering systems move Seneca’s natural gas production, driving consolidated returns NFG’s interstate pipelines support Appalachian development and provide new firm takeaway capacity Further expansion of interstate pipeline systems to satisfy growing natural gas supply and demand Supply push – Appalachian producers Demand pull – regional demand-driven projects and utilities Ongoing investment in safety and modernization of pipeline transportation and distribution systems $500+ million in new investments expected over the next 5 years Expect to generate significant consolidated free cash flow beginning in fiscal 2022(1) Near Term Strategy Leverages Integration Across the Value Chain Utility Gathering Pipeline & Storage Exploration & Production The Company defines free cash flow on page 60 of this presentation.

Appalachian Program Expected to Generate Free Cash Flow . . . 2 Combined estimated Gathering segment and E&P segment free cash flow. The Company defines free cash flow on page 60 of this presentation. Assumes current hedges and $60.00 per Bbl WTI oil price. Net realized price is per MMBtu and reflects either (a) price received at the gathering system interconnect or (b) price received at delivery market net of firm transportation charges. Consolidated Seneca and Gathering IRR is pre-tax and includes expected gathering capital expenditures, well costs under current cost structure, and non-gathering LOE. . . . In Fiscal 2021 at Natural Gas Prices Well Below Current NYMEX Strip. . . . . . While Generating Strong Consolidated Returns Across Seneca’s Acreage Footprint @ NYMEX Price ($/MMBtu - Remainder of FY) $135-$140 Seneca and Gathering Consolidated Economics (Realized Price is NYMEX less applicable transport charges)

# 3 Significant Interstate Pipeline Growth

National Fuel



Northern Access
Delivery: NY & Canada
490,000 Dth/d
(remains under development)
Lake Ontario
Empire North
Delivery: Canada & NY
205,000 Dth/d
NY
Lake Erie
FM100
Delivery: Transco (Leidy)
330,000 Dth/d
OH
Line N to Monaca
Delivery: Shell ethane cracker facility (Beaver Co., Pa)
133,000 Dth/d
WV
SENECA RESOURCES ACREAGE
NATIONAL FUEL GAS SUPPLY CORPORATION
EMPIRE PIPELINE
NFG GATHERING
NFG EXPANSION PROJECTS
LINE N TO MONACA PROJECT
EMPIRE NORTH PROJECT
FM100 PROJECT
NORTHERN ACCESS PROJECT

- **Supply Corp. Rate Case Settlement:**
  - $35 million increase in base rates *(effective February 2020)*
  - Additional $15 million step-up *(expected April 2022)*
- **Significant Expansion Revenues:**
  - **Line N to Monaca:** $5 MM *(placed into service November 2019)*
  - **Empire North:** $27 MM *(placed into service September 2020)*
  - **FM100:** $35 MM *(In-service target of late calendar 2021)*
- **Substantial Modernization Opportunities:**
  - $150-$250 MM expected over next 5 years (Supply Corp.)

8

Half Century of Dividend Growth 4 $3.2 Billion Dividend payments since 1970 $1.78 per share 50 Years Consecutive Dividend Increases $0.19 per share 118 Years Consecutive Payments 3.5% yield(1) As of May 4, 2021.

# 5 Focused on Corporate Responsibility and ESG

National Fuel®

**Ongoing Sustainability-Focused Initiatives Across the Energy Value Chain**

**NFG**

- ✓ Initial Corporate Responsibility Report published in September 2020 (SASB/GRI disclosures for each segment)
- ✓ Each business is a participant in the EPA Methane Challenge Program, focused on emissions reductions
- ✓ Anchor sponsor of Low Carbon Resources Initiative, an effort to accelerate low/zero-carbon energy technologies

**Upstream Segment**

- ✓ Focused on operational emissions reductions in Appalachia, with emissions intensity among the lowest in Pennsylvania[(1)]
- ✓ Significant investments in water handling and recycling facilities, limiting environmental footprint
- ✓ California operations focused on offsetting emissions, with continued investments in solar facilities

**Midstream Segment**

- ✓ Facilitating transportation of renewable natural gas (RNG) on interstate pipeline systems, with first interconnect with RNG developer in Western New York completed during fiscal 2020
- ✓ Continuing to modernize transmission systems, with focus on reducing operational and fugitive emissions, including use of electric motor drive compression and vent gas recovery systems for recently-completed Empire North project

**Downstream Segment**

- ✓ Targeting GHG emissions reductions of 75% by 2030, and 90% by 2050, from 1990 levels for utility delivery system[(2)]
- ✓ Ongoing promotion of energy conservation and efficiency programs, which have reduced end-use GHG emissions by over 1.3 million metric tons since 2007[(3)]
- ✓ Focused on RNG opportunities, with meaningful potential in New York

(1) Per annual reporting to Pennsylvania Department of Environmental Protection.
(2) Baseline emissions and emissions reduction targets are calculated pursuant to the reporting methodology under the EPA GHG Reporting Program (current Subpart W), primarily Distribution pipeline mains and services.
(3) Metric Tons $CO_2e$, as reported to New York State Public Service Commission.

10

Second Quarter Fiscal 2021 Financial Highlights

Second Quarter Fiscal 2021 Results and Drivers Increased Scale (Appalachian Acquisition) Net Oil and Gas Production A Reconciliation of Adjusted Operating Results to Earnings Per Share is provided at the end of this presentation. Realized price after hedging. Combined Lease Operating Expense, General & Administrative Expense, All Other Operation and Maintenance Expense, and Property, Franchise and Other Taxes, all on a per unit of production basis ($/Mcfe). Oil and Gas Pricing(2) Natural Gas ($/Mcfe) Crude Oil ($/Bbl) Oil Prices Natural Gas Prices E&P Cash OpEx ($/Mcfe)(3) Major Drivers Natural Gas Production (Appalachian Acquisition) Oil Production (Reduced Activity) Crude Oil (Mbbl) Natural Gas (Bcf) Adjusted Operating Results ($/share)(1) $1.09/Mcfe

# Earnings Guidance

National Fuel®

| | | FY2020 Adjusted Operating Results | FY2021 Earnings Guidance |
|---|---|---|---|
| Key Guidance Drivers | | $2.92/share[(1)] | $3.85 to $4.05/share[(1)] |
| Non-Regulated – Exploration & Production | ↑ | Net Production | ▪ 315-330 Bcfe (*up 33% vs. FY20*) |
| | ↑ | Realized natural gas prices (after-hedge) | ▪ ~$2.20/Mcf[(2)] *(vs. $2.07/Mcf in FY20)* |
| | ↓ | Realized oil prices (after-hedge) | ▪ ~$55.00/Bbl[(3)] *(vs. $56.96/Bbl in FY20)* |
| | ↑ | G&A Expense | ▪ $0.20-$0.22/Mcf (*vs. $0.26 in FY20)* |
| | ↑ | DD&A Expense | ▪ $0.57-$0.60/Mcf (*vs. $0.71 in FY20)* |
| Non-Regulated – Gathering | ↑ | Gathering Revenues | ▪ $185-$200 million (*up 35% vs. FY20*) |
| | ↓ | Gathering O&M Expense | ▪ ~$0.09/Mcf *(acquired assets utilize leased compression)* |
| Regulated – Pipeline & Storage | ↑ | Pipeline & Storage Revenues | ▪ $335 - $345 million *(Empire North / Supply rate case)* |
| | ↓ | Pipeline & Storage O&M Expense | ▪ Expected to increase ~4% from FY20 (*Empire North / cost inflation*) |
| | ↓ | Pipeline & Storage Depreciation Expense | ▪ Expected to increase by ~$8 million from FY20 |
| Regulated – Utility | ↔ | Utility Operating Income | ▪ Guidance assumes normal weather; higher gross margin expected to be offset by cost inflation |
| Tax Rate | ↔ | Effective Tax Rate | ▪ ~26% (*no significant change expected*) |

(1) Excludes items impacting comparability. A reconciliation of Adjusted Operating Results is provided at the end of this presentation.
(2) Assumes NYMEX natural gas pricing of $2.75/MMBtu and in-basin spot pricing of $1.90/MMBtu the remainder of fiscal 2021, respectively, and reflects the impact of existing financial hedges, firm sales & firm transportation contracts.
(3) Assumes NYMEX (WTI) oil pricing of $60.00/Bbl and California-MWSS pricing differentials of 96% to WTI, and reflects impact of existing financial hedge contracts.

13

Exploration & Production & Gathering Overview Seneca Resources Company, LLC National Fuel Gas Midstream Company, LLC

E&P and Gathering

# Growing Production within Disciplined Capital Program

National Fuel

## E&P Net Production (Bcfe)


350
300
250
200
150
100
50
0
Appalachia
California
173.5
178.1
211.8
241.5
315-330
154.1
160.5
195.9
225.4
300-315
19.4
17.6
15.9
16.1
~15
2017
2018
2019
2020
2021E

## E&P Net Capital Expenditures ($ millions)(1)


$600
$500
$400
$300
$200
$100
$0
$246
$356
$492
$384
$350-$390
$208
$330
$462
$355
$340-
$380
$38
$26
$30
$30
$10
2017
2018
2019
2020
2021E

## Near-Term Strategy

- ✓ 2nd drilling rig added in January 2021 (additional activity focused in EDA)
  - Additional production will support Leidy South capacity (330 Mdth/d)
  - Gross production growth will benefit NFG's Gathering segment
- ✓ **WDA**: development focused on Utica shale, with step-out into Beechwood area and return trips in Clermont-Rich Valley area
- ✓ **EDA Tioga**: development focused on return trip pads (Seneca and legacy Shell)
- ✓ **EDA Lycoming**: activity focused on fully utilizing valuable Atlantic Sunrise capacity
- ✓ **California**: Limited spending expected due to low oil prices

(1) A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. FY17 and FY18 reflects the netting of $7 million and $17 million, respectively, of up-front proceeds received from joint development partner for working interest in joint development wells. FY20 reflects the netting of $286 million related to the acquisition of Appalachian upstream assets in July 2020.

15

E&P and Gathering

# Significant Appalachian Acreage Position

National Fuel

## Eastern Development Area (EDA)

- Average Seneca gross production[1]: ~660 MMcf/d
- ~300 potential Utica and Marcellus locations
- Large, highly-contiguous acreage position, with limited near-term lease expirations (~15% royalty)
- Low breakeven consolidated economics (15% IRR)
  - Tioga Utica: $1.07/MMBtu
  - Lycoming Marcellus: $1.04/MMBtu

## Western Development Area (WDA)

- Average Seneca gross production[1]: ~415 MMcf/d
- Over 1,000 potential Marcellus and Utica locations
- Breakeven (15% IRR) consolidated economics - Seneca and Gathering - of $1.47/MMBtu or less
- Royalty free mineral ownership
- Highly contiguous nature drives efficiencies


WDA – 915,000 Acres(2)
EDA – 270,000 Acres(2)
Chautauqua
Cattaraugus
Allegany
Steuben
Chemung
Bradford
McKean
Warren
Potter
Tioga
Crawford
Sullivan
Forest
Elk
Cameron
Venango
Lycoming
Mercer
Clinton
Jefferson
Clarion
Clearfield
Lawrence
Centre
Butler
Armstrong
Snyder
Indiana
Cambria
Blair
Westmoreland
Huntingdon
Somerset
Bedford
EMPIRE PIPELINE
NFG GATHERING
DTI
TGP
TRANSCO
SENECA LEASE ACREAGE
SENECA FEE ACREAGE
JDA LEASED ACREAGE

(1) Average production is for the quarter ended March 31, 2021, and includes the impact of price-related curtailments.
(2) Seneca Appalachian acreage is fee-owned, or leased from either Pennsylvania Department of Conservation and Natural Resources or private landowners.

16

E&P and Gathering

# Eastern Development Area

National Fuel®

## Seneca EDA Highlights

### ① Tioga County, PA

- ✓ ~180 undeveloped Utica locations, including ~40 return trip locations
- ✓ ~90 undeveloped Marcellus locations
- ✓ Gathering infrastructure: NFG Tioga gathering systems
- ✓ Firm transportation capacity:
  - Empire Pipeline (NFG): 200 MDth/d
  - Dominion – capacity reaches Transco Leidy line, providing optionality for future Leidy South volumes (Transco/NFG): 100 MDth/d
  - Interconnections with other interstate pipelines: TGP (300 Line) and UGI

### ② Lycoming County, PA

- ✓ ~25 remaining Marcellus locations
- ✓ Geneseo Shale expected to provide 100 - 120 return trip locations
- ✓ Gathering infrastructure: NFG Midstream Trout Run
- ✓ Firm transportation capacity: Atlantic Sunrise (189 MDth/d)

## EDA – ~270,000 Acres


DTI
TGP
Mansfield
Bradford County
Wellsboro
Covington
Tioga County
Blossburg
TIOGA GATHERING SYSTEMS
1
Morris
Lycoming County
MIDSTREAM TROUT RUN
2
Trout Run
Cogan Station
TRANSCO
Williamsport
Linden
Empire Pipeline
NFG Gathering
Tennessee Gas Pipeline
TRANSCO
DTI
Seneca Resources Acreage
JDA Leased Acreage

17

EDA: Tioga County Development Large Contiguous Acreage Position, with Highly-Economic Utica and Marcellus Inventory (1) Significant Tioga County Acreage Position Undeveloped Utica Undeveloped Marcellus Tioga Development Plan Significant assets acquired in mid-2020, contiguous to NFG’s existing Tioga County production and gathering operations Near-term development expected to focus on return trips to both acquired and DCNR Tract 007 pads Similar to WDA-CRV development, return trips allow use of existing infrastructure, enhancing consolidated drilling program returns Continuing to optimize development plan through incorporation of acquired assets E&P and Gathering

E&P and Gathering

National Fuel®

# Integrated Development – EDA Tioga Gathering

## NFG Tioga Gathering Systems Support Growing Seneca Production

### Current Systems In-Service

✓ **Tioga Gathering System**

- Capacity: up to 550,000 Dth per day (Interconnects with Empire, Dominion, and TGP 300)
- Production Source: Seneca Resources (acquired Tioga acreage and future development)
- Tie in recently completed with NFG Covington Gathering System, providing access to Dominion and Empire markets

✓ **Covington Gathering System**

- Total Investment (to date): ~$48 million
- Capacity: 220,000 Dth per day (Interconnect w/ TGP 300 line)
- Production Source: Seneca Resources (Covington/DCNR Tract 595)

✓ **Wellsboro Gathering System**

- Total Investment (to date): ~$42 million
- Capacity: up to 200,000 Dth per day (Interconnect w/ TGP 300 line)
- Production Source: Seneca Resources (DCNR Tract 007)

### Tioga County Gathering Systems Map


Empire
NY
PA
DTI
TGP
Tioga County
EMPIRE PIPELINE
NFG GATHERING
DTI
TGP
SENECA LEASE ACREAGE
SENECA FEE ACREAGE

19

E&P and Gathering

# EDA: Tioga County Development

## Production Underpinned by Firm Sales and Firm Transportation Contracts

### Tioga County Gas Marketing Strategy

- ✓ **Production supported by firm transportation capacity to premium markets:**
  - 200 MDth/d (Empire-NFG) provides access to Dawn/TGP 200 markets
  - 100 MDth/d to Dominion markets, which reaches Leidy Hub and provide access to Leidy South expansion project
- ✓ **Seneca's existing firm transportation and firm sales support DCNR Tract 007, DCNR Tract 595, and Covington area production**

### Tioga County Gross Firm Contract Volumes (MDth/d)


450
400
350
300
250
200
150
100
50
-
Apr-21
Jul-21
Oct-21
Jan-22
Apr-22
Jul-22
Oct-22
Dominion
FT Capacity: 100,000 Dth/d
Dominion to Leidy South
Tioga County Extension (NFG - Empire)
FT Capacity: 180,000 - 200,000 Dth/d
EDA - TGP 300 Firm Sales(1)
Northeast Supply Diversification Project
FT Capacity: 50,000 Dth/d

(1) Includes physical fixed price and NYMEX-based firm sales contracts that do not carry any additional transportation costs. 100 MDth/d of Dominion capacity provides optionality to fill Leidy South.

20

EDA: Lycoming County Development Includes physical fixed price and NYMEX-based firm sales contracts that do not carry any additional transportation costs. Marcellus Development in Lycoming County Fully Utilizes Firm Transportation Prolific Marcellus acreage with peer-leading well results ~25 remaining Marcellus locations – breakeven (15% IRR) consolidated economics of ~$1.04/MMBtu Development focused on filling valuable Atlantic Sunrise capacity E&P and Gathering

Integrated Development – EDA Lycoming Gathering NFG Trout Run Gathering System Supports Seneca and Third-Party Development Trout Run Gathering System Map Current System In-Service Opportunities for Third-Party Volumes Long-term contract executed, with volumes online in late calendar 2020 Completed construction of new facilities, leveraging existing Trout Run system Expected to generate $4 million - $10 million per year in additional gathering revenues (supported by minimum volume commitments) Total Investment (to date): ~$270 million Capacity: 466,000 to 585,000 Dth per day Current Production Source: Seneca Resources (DCNR Tract 100 & Gamble) Interconnect: Transco (Leidy Line) E&P and Gathering

E&P and Gathering

National Fuel®

# Western Development Area

## Marcellus Core Acreage vs. Utica Trend(1)


LEASE
FEE
MCKEAN
POTTER
FOREST
ELK
CLARION
CLEARFIELD
Beechwood Utica Development Area
Boone Mountain Utica Test Well
Past Marcellus delineation tests
Utica Trend (currently evaluating)
Marcellus Core Acreage

## WDA Highlights

- ✓ **Large well inventory:**
  - Marcellus Shale: **600+** well locations remaining / 200,000 acres
  - Utica Shale: **500+** potential locations across Utica trend / evaluating extent of prospective acreage(2)
- ✓ **Fee acreage (no royalty) enhances economics and provides development flexibility**
- ✓ **Highly contiguous position drives best in class well costs and program efficiencies**
- ✓ **Long-term firm contracts provide access to premium markets and support growth**
- ✓ **Additional appraisal tests planned to delineate Beechwood to Boone Mountain corridor**

(1) The Utica Shale lies approximately 5,000 feet beneath Seneca's WDA Marcellus acreage.
(2) Appraisal program currently in progress. Additional tests are planned. Prior Marcellus delineation tests helped define the prospective limits of the Marcellus core acreage; planned testing in the Utica is expected to do the same.

23

E&P and Gathering

National Fuel

# WDA Development Plan

## Beechwood Development Area Provides ~90 Potential Utica Locations with Strong Economics

### WDA Development Update

- ✓ **WDA-CRV Area:** producing from both Utica and Marcellus wells, with recent development focused on return trips to existing pads
  - Avg. CRV Utica Production: ~153 MMcf/d
  - Avg. CRV Marcellus Production: ~234 MMcf/d
- ✓ **WDA RV-Beechwood Area**: ~90 potential Utica locations, with economics equal to or greater than prior CRV-Utica development program

### Consolidated WDA Economics

| | EUR (Bcf/1000') | IRR% $2.25(1) | 15% IRR ($/MMBtu) |
|---|---|---|---|
| **Utica** *(RV-Beechwood)* | 1.5 - 1.8 | 42% | $1.42 |
| **Marcellus** *(CRV Return Trip)* | 1.1 - 1.2 | 39% | $1.47 |

### WDA – Potential RV-Beechwood Utica Development Area


M C K E A N
E L K
C A M E R O N
UTICA - PRODUCING
GAS PIPELINE - EXISTING
NFG MIDSTREAM
PROPOSED MIDSTREAM
NFG MIDSTREAM
LEASE
FEE
NFG INTEREST

(1) Internal Rate of Return is for consolidated Seneca and Gathering, is pre-tax, and includes expected gathering capital expenditures, well costs under current cost structure, and non-gathering LOE.

24

Integrated Development – WDA Gathering System Current System In-Service Capacity: 470 MMcf per day Interconnects with TGP 300 and NFG Supply Total Investment (to date): $337 million 38,120 HP of compression (3 stations) Future Build-Out Modest gathering pipeline and compression investment required to support Seneca’s Utica return-trip development Beechwood development area expected to require extension of existing trunkline and incremental centralized compression Gathering System Build-Out Tailored to Accommodate Seneca’s WDA Development Clermont Gathering System Map E&P and Gathering

WDA Firm Transportation and Sales Capacity Will continue to layer-in firm sales deals of short and longer duration on TGP 300 to reduce spot exposure WDA spot realizations track TGP Station 313 pricing, typically 10¢ - 20¢ better than TGP Marcellus Zone 4 Leidy South will provide additional capacity to premium markets (Transco Zone 6 NNY) WDA Exit Capacity Supports Production and Enhances Consolidated Returns WDA Contracted Firm Transport and Gross Sales Volumes (MDth/d) WDA Gas Marketing Strategy E&P and Gathering Niagara Expansion Project (TGP and NFG) NYMEX & Dawn 158,000 Dth/d WDA - TGP 300 Firm Sales Leidy South* Transco Zone 6 NNY 330,000 Dth/d *Capacity can be utilized by all three producing areas (WDA, EDA-Tioga, and EDA-Lycoming)

Long-term Contracts Supporting Appalachian Production Seneca Appalachia Natural Gas Marketing Firm Contract / Transport Volumes (MDth/day) E&P and Gathering 100,000 Dth/day on Dominion provides optionality to fill Leidy South. Represents base firm sales contracts not tied to firm transportation capacity. Base firm sales are either fixed priced or priced at an index (e.g., NYMEX ) +/- a fixed basis and do not carry any transportation costs. Northeast Supply Diversification (TGP) 50,000 Dth/d (Canada-Dawn) Niagara Expansion (TGP & NFG - Supply) Canada-Dawn & TETCO 158,000 Dth/d Atlantic Sunrise (Transco) Mid-Atlantic & Southeast U.S. 189,405 Dth/d In-Basin Firm Sales Contracts(2) Leidy South (Transco & NFG - Supply) Transco Zone 6 NNY 330,000 Dth/d Tioga County Extension (NFG - Empire) Canada-Dawn & NY Markets 180,000 - 200,000 Dth/d Dominion 100,000 Dth/d(1) Dominion to Leidy South

Near-term Firm Sales Provide Market & Price Certainty Net Contracted Firm Sales / Transport Volumes (Dth per day) Contracted Index Price Differentials ($ per Dth)(1) Actual Daily Net Production 993,100 917,800 1,045,000 Gross Firm Sales Volumes (Dth/d) E&P and Gathering Values shown represent the weighted average fixed price or weighted average differential relative to NYMEX (netback price), and are net of any associated transportation costs. Transportation costs include minor variable components such as the Canadian exchange rate and fuel components. With respect to “Other”, the weighted average differential relative to NYMEX (netback price) includes net contracted firm sales at various indices, which are to subject to fluctuations in the market, such as seasonal demand swings, and is calculated using forward basis at various associated locations as specified by the underlying contract. (2) “Other” volumes included in fiscal 2022 average include approximately 125,000 Dth/d to TGP 219 markets, and approximately 170,000 Dth/d to Transco Zone 6 Non-NY markets, with the balance to other Transco markets.

California Oil Stable Oil Production | Minimal Capital Investment | Steady Free Cash Flow 1 2 3 4 5 Location Formation Production Method Avg. Daily Production (net BOE/d) 1 East Coalinga/ Other Temblor Primary 565 2 North Lost Hills Tulare & Etchegoin Primary/ Steam flood 787 3 South Lost Hills Monterey Shale Primary 1,073 4 North Midway Sunset Tulare & Potter Steam flood 2,492 5 South Midway Sunset Antelope Steam flood 2,108 TOTAL WEST DIVISION AVG. NET PRODUCTION(1) 7,026 BOE/d (1) Average daily net production (oil and natural gas) for West division for quarter ended March 31, 2021. 1 2 3 4 5 E&P and Gathering

E&P and Gathering

# California – Continued Focus on Integrating Renewable Energy

National Fuel®

## Ongoing Investments in Solar Facilities Offset Operational Power Needs

### North Midway Sunset Field (2016)



- ✓ **Capacity:** 3.1 Megawatts
- ✓ **Online Date:** August 2016
- ✓ **Cost:** $6.6 MM
- ✓ **Annual Electricity Savings:** ~$1.3MM in FY20
- ✓ **Offset**: 21% of field electricity use
- ✓ **First CA producer to utilize Low Carbon Fuel Standard credits**

### Bakersfield Office (2018)



- ✓ **Capacity:** 90 Kilowatts
- ✓ **Online Date:** October 2018
- ✓ **Cost:** $270,000
- ✓ **Annual Electricity Savings:** ~$30,000 in FY20
- ✓ **Offset**: 100% of office electricity use

### South Midway Sunset Field (2021E)


Solar Project Site

- ✓ **Expected Capacity:** 1.8 Megawatts
- ✓ **Target Online Date:** Late 2021
- ✓ **Estimated Cost:** $2.8 MM
- ✓ **Estimated Annual Electricity Savings:** ~$740,000
- ✓ **Expected Offset**: ~30% of field electricity use

30

E&P and Gathering

# Fiscal 2021 Production and Price Certainty

National Fuel

## 142 Bcf of Appalachian Production Protected by Firm Sales

- 118 Bcf locked-in realizing net ~$2.17/Mcf (1)
- 14 Bcf of no-cost collars with $2.89/Mcf ceiling(2)
- 10 Bcf of additional basis protection



Production (Bcfe)
350
300
250
200
150
100
50
0
~165 Bcfe
~118 Bcf
~14 Bcf
~10 Bcf (3)
~8 Bcf
Spot production assumed to be sold at ~$1.90 for remainder of FY21
~7 Bcfe
~72% of oil production hedged at $56.91
315-330 Bcfe
YTD FY21 Actuals
Fixed Price + Firm Sales w/ Hedge
No Cost Collars
Firm Sales (Unhedged)
Spot Sales
California
Total Seneca

(1) Average realized price reflects uplift from financial hedges less fixed differentials under firm sales contracts and any firm transportation costs.
(2) Average weighted ceiling price (average weighted floor price of $2.37/Mcf).
(3) Indicates firm sales contracts with fixed index differentials, as well as production with associated firm transport volumes, but not backed by a matching financial hedge.

31

Hedge Positions and Prices Reflects percentage of remaining projected production for FY21 hedged at the midpoint of the production guidance range. Average weighted floor and ceiling prices. Fixed price physical sales exclude joint development partner’s share of fixed price contract WDA volumes as specified under the joint development agreement. Swaps and no cost collar prices do not include cost of transport. Natural Gas - MMDth, $/MMBtu 193.8 MMDth 136.1 MMDth ~88% Hedged(1) $2.62 $2.26 $2.66 $2.23 $2.28 / $2.77(2) $2.28 / $2.77(2) Fiscal 2021 Fiscal 2022 Crude Oil- MBbl, $/Bbl 1,056 MBbl 786 MBbl ~72% Hedged(1) $57.57 $56.66 $51.00 $51.00 Fiscal 2021 Fiscal 2022 Production Supported by Strong Hedge Positions in Fiscal 2021 and 2022 E&P and Gathering 32

E&P and Gathering

# Continued Decrease in E&P Operating Costs

National Fuel

## Increased Scale and Highly-Contiguous Operations Expected to Drive Lower Cash Unit Costs

### Seneca Cash OpEx (*$/Mcfe*)

*Approximately $0.25/Mcfe Reduction in Expected Cash Unit Costs vs. 2018 Levels*


$1.40
$0.14
$0.34
$0.38
$0.54
$1.32
$0.14
$0.30
$0.32
$0.56
$1.22
$0.12
$0.26
$0.28 (2)
$0.57 (2)
~$1.15
$0.11
$0.21 (1)
$0.25 (2)
$0.58 (2)
FY 2018
FY 2019
FY 2020
FY 2021E

### Appalachia LOE (*$/Mcfe*)[3]

*Fees Paid to NFG's Gathering Segment Comprise ~90% of Expected Appalachian Gathering & Transport LOE*


$0.69
$0.09
$0.60
$0.67
$0.07
$0.60
$0.68
$0.07
$0.61
~$0.69
~$0.09 (4)
~$0.60
FY 2018
FY 2019
FY 2020
FY 2021E

■ LOE (Gathering & Transport) □ LOE (Other) ■ G&A ■ Taxes & Other

(1) G&A estimate represents the midpoint of the G&A guidance range for fiscal 2021.
(2) The total of the two LOE components represents the midpoint of the LOE guidance ranges for fiscal 2021. FY20 Seneca LOE was $0.84/Mcfe (vs. total shown of $0.85) due to rounding.
(3) See Non-GAAP Reconciliation at the end of this presentation for additional detail on Appalachian LOE & Gathering and Seneca LOE.
(4) Modest expected increase in Appalachian LOE for FY21 driven by one-time costs to bring acquired assets in line with Seneca standards.

33

Pipeline & Storage Overview National Fuel Gas Supply Corporation Empire Pipeline, Inc.

Pipeline & Storage

# Pipeline & Storage Segment Overview

National Fuel

## National Fuel Gas Supply Corporation

- ✓ **Contracted Capacity(1):**
  - Firm Transportation: 3,443 MDth per day
  - Firm Storage: 70,693 Mdth (fully subscribed)
- ✓ **Rate Base(2):** ~$959 million
- ✓ **FERC Rate Proceeding Status:**
  - New rates went into effect February 2020
  - Rate case settlement approved June 2020

## Empire Pipeline, Inc.

- ✓ **Contracted Capacity(1):**
  - Firm Transportation: 984 MDth per day
  - Firm Storage: 3,753 Mdth (fully subscribed)
- ✓ **Rate Base(2):** ~$351 million
- ✓ **FERC Rate Proceeding Status:**
  - New rates went into effect January 2019
  - Rate case settlement approved May 2019


CANADA
Lake Ontario
Lake Erie
Empire Pipeline
Supply Corp.
TCPL
DTI
TGP 200
TGP 300
MILLENNIUM
TRANSCO
TETCO
VT
NH
MA
CT
NJ
PA
OH
MD
NFG GATHERING
NATIONAL FUEL GAS SUPPLY CORPORATION
EMPIRE PIPELINE
MAJOR TRANSMISSION PIPELINES

(1) As of September 30, 2020 as disclosed in the Company's fiscal 2020 Form 10-K.
(2) As of December 31, 2020 calculated from National Fuel Gas Supply Corporation's and Empire Pipeline, Inc.'s 2020 FERC Form-2 reports, respectively.

35

Pipeline & Storage

National Fuel®

# FM100 Project - Consolidated Benefit for NFG

### Project expected to provide long-term earnings uplift to Seneca, Supply Corp. and Gathering

### 330,000 Dth/d of new transportation capacity from WDA and EDA acreage positions to premium markets

## Supply Corp.

- ✓ **Lease to Transco of new capacity:** 330,000 Dth/day
- ✓ **Target in-service:** late calendar year 2021
- ✓ **Estimated annual revenues**: ~$50 million
  - In-service: ~$35 million (lease revenues)
  - April 2022: ~$15 million (negotiated revenue step-up)[2]

## Seneca

- ✓ **New Transco capacity (Leidy South):** 330,000 Dth/day
- ✓ **Rate[1] :** competitive with other expansion project rates in Seneca's current transportation portfolio
- ✓ **Delivery point(s):** Transco Zone 6 interconnections

## Gathering

- ✓ **All Seneca volumes will flow through wholly-owned NFG gathering facilities**


TRANSCO-ZONE 6 FACILITIES
NFG PIPELINES
NFG GATHERING
NFGSC FM100 PROJECT
SENECA RESOURCES ACREAGE
Lake Ontario
Lake Erie
ELLISBURG
LEIDY
NFG MIDSTREAM TROUT RUN
NFG MIDSTREAM CLERMONT
NY
PA
OH
NJ
MD
MA
CT
RI

(1) Includes lease of new capacity from Supply Corp. to Transco.
(2) Based on Period 2 rates described in recently approved settlement of Supply Corporation rate proceeding. Period 2 rates go into effect the later of the in-service date of FM100 project, or April 2022.

36

Pipeline & Storage

# FM100 Project – Significant Investment by Supply Corp.

National Fuel®

- ✓ **Estimated capital cost:** $279 million
  - Expansion facilities: ~$159 million
  - Modernization facilities: ~$120 million
- ✓ **Facilities (all in Pennsylvania) include:**
  - Approximately 30 miles of new pipeline
  - 2 new compressor stations (totaling approximately 37,000 HP)
  - New interconnection station and modification of existing interconnection station
  - Abandonment of approximately 45 miles of existing pipeline and compressor station
- ✓ **Regulatory process:**
  - FERC certificate issued July 2020
  - ***FERC notice to proceed issued February 2021, with construction underway***



Erie
PROJECT SITES
PENNSYLVANIA
Pittsburgh
Harrisburg
Philadelphia
McKean County
ELLISBURG
TGP 300
NFG CLERMONT GATHERING
Potter County
Forest County
TGP 300
Elk County
Cameron County
TRANSCO
LEIDY
TRANSCO
Clinton County
TETCO
Clearfield County
Centre County
LEGEND
3RD PARTY PIPELINES
NFG PIPELINES
NFG CLERMONT PIPELINES
FM100 PROJECT
PROPOSED COMPRESSOR STATIONS
PIPE TO BE ABANDONED
PIPE TO BE INSTALLED
TRANSPORTATION PATH

37

Pipeline & Storage

# Empire North Project

National Fuel

## Fully Subscribed Project Provides 205,000 Dth/day of Incremental Firm Transportation

- ✓ **In-service date:** September 15, 2020
- ✓ **Est. capital cost:** $129 million
- ✓ **Annual revenues:** ~$27 million
- ✓ **Underpinned by long-term firm transportation contracts (10-15 years):**
  - *Repsol Oil & Gas*: 150 MDth/d
  - *National Fuel Gas Distribution Corporation*: 35 MDth/d
  - *Greenidge Markets & Trading*: 15 MDth/d
  - *EnergyMark*: 5 MDth/d
- ✓ **Project designed to significantly mitigate operational and fugitive emissions:**
  - Use of electric motor drive units to power new compressor station in Farmington, NY (limiting operational emissions)
  - Installation of vent gas recovery system at both new compressor stations (reducing potential fugitive emissions)



Lake Ontario
TCPL
CANADA
CHIPPAWA TCPL
TGP 200
HOPEWELL TGP
Lake Erie
NY
MILLENNIUM
JACKSON
TGP 300
PA
PRIMARY DELIVERY POINT
EMPIRE PIPELINES
NATIONAL FUEL PIPELINES
MAJOR TRANSMISSION PIPELINES

38

Continued Expansion of the Supply Corp. System Line N to Monaca Project Project: Firm transportation service to a new ethane cracker facility being built by Shell Chemical Appalachia, LLC In-service date: November 1, 2019 Capital cost: ~$24.5 million Contracted capacity: 133,000 Dth/day Several expansions of Line N pipeline since 2010 Evaluating potential expansion opportunities for third-parties: On-system demand Producers Additional Line N Expansion Potential Pipeline & Storage

Northern Access Project Delivery points: 350,000 Dth/d to Chippawa (TCPL interconnect) 140,000 Dth/d to East Aurora (TGP 200 line) Regulatory/legal status: Feb. 2017 – FERC 7(c) certificate issued Aug. 2018 – FERC issued Order finding that NY DEC waived water quality certification (WQC) April 2019 – FERC denied rehearing of WQC waiver order (upholding waiver finding) March 2021 – U.S. Second Circuit Court of Appeals dismissed appeal of FERC waiver orders Supply and Empire currently working to finalize remaining federal authorizations To Dawn NE US (TGP 200) Pipeline & Storage

Pipeline & Storage Customer Mix 4.4 MMDth/d Firm Transport Customer Transportation by Shipper Type(1) Affiliated Customer Mix (Contracted Capacity) Contracted as of 9/30/2020. Pipeline & Storage

Utility Overview National Fuel Gas Distribution Corporation

Utility

# New York & Pennsylvania Service Territories

National Fuel

## New York

**Total Customers**[1]: 534,000

**ROE:** 8.7% (NY PSC Rate Case Order, April 2017)[2]

**Rate Mechanisms:**

- Revenue Decoupling
- Weather Normalization
- Low Income Rates
- Merchant Function Charge (Uncollectibles Adj.)
- 90/10 Sharing (Large Customers)
- System Modernization Tracker[3]

## Pennsylvania

**Total Customers**[1]: 213,000

**ROE:** Black Box Settlement (2007)

**Rate Mechanisms:**

- Low Income Rates
- Merchant Function Charge


CANADA
Lake Ontario
Lake Erie
NY
VT
NH
MA
CT
PA
OH
NJ
WV
MD
NFGDC NY SERVICE AREA
NFGDC PA SERVICE AREA

(1) As of September 30, 2020.
(2) Earnings sharing under Rate Case Order started April 1, 2018 (50/50 sharing starts at ROE in excess of 9.2%).
(3) Applied to new plant placed in service through March 31, 2021.

43

Utility Continues its Significant Investments in Safety (1) A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. Long-Standing Focus on Distribution System Safety and Reliability Utility

Long-Standing Pipeline Replacement & Modernization NY 9,758 miles PA* 4,850 miles * No Cast Iron Mains in Pa.* Miles of Utility Main Pipeline Replaced Utility Mains by Material(1) (1) All values are reported on a calendar year basis as of December 31, 2020. Utility

A Proven History of Controlling Costs Utility O&M Expense and Non-Service Pension Costs ($ millions)(1) (1) As of October 1, 2018, Operation and Maintenance Expense does not include non-service pension costs, which were re-classified as Other Income (Deductions) on the Company’s Income Statement. Utility

Utility

# Utility Targeting Substantial Emissions Reductions

National Fuel

## Significant Reductions in Utility GHG Emissions to Date, Driven by System Modernization Efforts

***Utility EPA Subpart W Emissions***
***(Thousand Metric Tons, $CO_2e$)***


700
600
500
400
300
200
100
-
1990
1995
2000
2005
2010
2015
~62% Reduction Since 1990 (414,000 Metric Tons CO2e)

## Recently Announced GHG Reduction Targets, Continuing Focus on Lowering Carbon Footprint

**Utility GHG Emissions Reduction Targets[1]**
***(Based on 1990 EPA Subpart W Emissions)***


2030
2050
75%
90%

- ✓ ***Targets Exceed Those Included in New York State Climate Act (CLCPA)[2]***
- ✓ ***Reductions Primarily Driven by Ongoing Modernization of Mains and Services***

(1) Baseline emissions and emissions reduction targets are calculated pursuant to the reporting methodology under the EPA GHG Reporting Program (current Subpart W), primarily Distribution pipeline mains and services.
(2) New York Climate Leadership and Community Protection Act, enacted in 2019.

47

Utility

National Fuel

# Promoting Renewable Natural Gas

**Through Fiscal 2020**

Provided three RNG grants for $1.2 million through the Utility's Area Development Program

**October 2020**

Petitioned NY PSC to include RNG in the supply mix and recover purchased RNG costs through gas supply rates

**Ongoing**

Continue to advance RNG and evaluate investment opportunities

## Substantial RNG Potential in New York

*RNG Potential in New York State (Bcf/Year)(1)*

| | Low Resource Scenario | High Resource Scenario | Technical Potential |
|---|---|---|---|
| Landfill | 20 | 33 | 50 |
| Animal/Food Waste | 7 | 13 | 37 |
| Wastewater | 2 | 3 | 7 |
| Other | 24 | 56 | 177 |
| **All Sources** | **53** | **105** | **271** |

## Continuing to Work with Regulators and Third Parties to Advance Zero-and Low Carbon Opportunities

- ✓ **Distribution Corporation received approval from NY and PA utility commissions to accept RNG into its distribution system**
  - First natural gas utility in Pennsylvania to have this approval in place
- ✓ **Low Carbon Resources Initiative (LCRI) expected to provide opportunities for NFG to leverage technology acceleration within its regional footprint**

(1) American Gas Foundation – Renewable Sources of Natural Gas: Supply and Emissions Reduction Assessment (December 2019).

48

Consolidated Financial Overview Upstream I Midstream I Downstream

Diversified, Balanced Earnings and Cash Flows Adjusted Operating Results ($ per share)(1) A reconciliation of Adjusted Operating Results to Earnings per Share, by segment, as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation. Consolidated Adjusted EBITDA includes Corporate & All Other Segments. A reconciliation of Adjusted EBITDA to Net Income, by segment, as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation. Adjusted EBITDA ($ millions)(2) Rate Regulated ~40% Rate Regulated ~42%

Disciplined, Flexible Capital Allocation (2) Total Capital Expenditures include Corporate and All Other. A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. FY16, FY17, and FY18 reflects the netting of $157 million, $7 million, and $17 million, respectively, of up-front proceeds received from joint development partner for working interest in joint development wells, and $21 million in intercompany asset transfers in FY18. FY20 reflects the netting of $286 million related to the acquisition of Appalachian upstream assets in July 2020. FY20 reflects the netting of $224 million related to the acquisition of Appalachian gathering assets in July 2020. Capital Expenditures by Segment ($ millions)(1) (3)

Maintaining Strong Balance Sheet & Liquidity Total Debt 56% $4.7 Billion Total Capitalization as of March 31, 2021 Net Debt / Adjusted EBITDA(1) Capitalization Debt Maturity Profile by Fiscal Year ($MM) Liquidity Committed Credit Facilities Short-term Debt Outstanding Available Short-term Credit Facilities Cash Balance at 3/31/21 Total Liquidity at 3/31/21 $ 1,000 MM 0 MM 1,000 MM 80 MM $ 1,080 MM Net Debt is net of cash and temporary cash investments. Reconciliations of Net Debt and Adjusted EBITDA to Net Income are included at the end of this presentation. Total Equity 44%

Appendix 53

Safe Harbor For Forward Looking Statements This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, objectives, goals, projections, estimates of oil and gas quantities, strategies, future events or performance and underlying assumptions, capital structure, anticipated capital expenditures, completion of construction projects, projections for pension and other post-retirement benefit obligations, impacts of the adoption of new accounting rules, and possible outcomes of litigation or regulatory proceedings, as well as statements that are identified by the use of the words “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions. Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections will result or be achieved or accomplished. In addition to other factors, the following are important factors that could cause actual results to differ materially from those discussed in the forward-looking statements: the length and severity of the recent COVID-19 pandemic, including its impacts across our businesses on demand, operations, global supply chains and liquidity; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; changes in the price of natural gas or oil; impairments under the SEC’s full cost ceiling test for natural gas and oil reserves; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; the Company’s ability to estimate accurately the time and resources necessary to meet emissions targets; disallowance by applicable regulatory bodies of appropriate rate recovery for system modernization; moves to reduce or eliminate reliance on natural gas; delays or changes in costs or plans with respect to Company projects or related projects of other companies, including disruptions due to the COVID-19 pandemic, as well as difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; the Company's ability to complete planned strategic transactions; the Company's ability to successfully integrate acquired assets and achieve expected cost synergies; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, target rates of return, rate design and retained natural gas), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; changes in price differentials between similar quantities of natural gas or oil at different geographic locations, and the effect of such changes on commodity production, revenues and demand for pipeline transportation capacity to or from such locations; the impact of information technology disruptions, cybersecurity or data security breaches; factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; other changes in price differentials between similar quantities of natural gas or oil having different quality, heating value, hydrocarbon mix or delivery date; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; uncertainty of oil and gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas or oil; changes in demographic patterns and weather conditions; changes in the availability, price or accounting treatment of derivative financial instruments; changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities or acts of war; significant differences between the Company’s projected and actual capital expenditures and operating expenses; or increasing costs of insurance, changes in coverage and the ability to obtain insurance. Forward-looking statements include estimates of oil and gas quantities. Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations. Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves. Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at www.nationalfuel.com. You can also obtain this form on the SEC’s website at www.sec.gov. For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see “Risk Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2020 and the Forms 10-Q for the quarter ended December 31, 2020 and March 31, 2021. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events. Appendix

Appendix

# Consolidated Seneca and Gathering Economics

National Fuel

| | Prospect | Reservoir | Locations Remaining to Be Drilled | Average Completed Lateral Length (ft) | EUR (Bcf/1000') | Average CAPEX ($M/1000') | Realized Pricing [2] $2.50 IRR (%) [3] | Realized Pricing [2] $2.25 IRR (%) [3] | Realized Pricing [2] $2.00 IRR (%) [3] | 15% IRR [3] Realized Price |
|---|---|---|---|---|---|---|---|---|---|---|
| EDA | Lycoming Marcellus | Marcellus | ~25 | 5,500 - 6,000 | 2.5-2.9 | $950-$1,000 | 94% | 78% | 64% | $1.04 |
| EDA | Tioga Utica | Utica | ~180 | 9,500 - 10,500 | 2.0-2.3 | $950-$1,050 | 100% | 86% | 69% | $1.07 |
| WDA | CRV/Beechwood | Utica | ~90 | 9,500-10,500 | 1.5-1.8 | $900-$950 | 49% | 42% | 33% | $1.42 |
| WDA | CRV Return Trip | Marcellus | ~20 | 8,500-9,500 | 1.1-1.2 | $575-$625 | 46% | 39% | 29% | $1.47 |

**Over 1,000 Potential Additional Marcellus and Utica Locations Economic on a Stand-Alone Basis at ~$2.00/MMBtu[1]**

(1) Stand-alone Seneca breakeven economics (15% pre-tax IRR) by prospect are as follows: Lycoming Marcellus: $1.51; Tioga County: $1.48; WDA-RV/Beechwood Utica: $1.75; WDA-CRV Return Trip Marcellus: $1.86. Approximately 50 remaining WDA-CRV Utica return-trips remaining with breakeven economics of ~$1.75/MMBtu. Internal Rate of Return (IRR) for stand-alone Seneca is pre-tax and includes estimated well costs under current cost structure, LOE, and Gathering tariffs anticipated for each prospect.
(2) Net realized price is per MMBtu and reflects either (a) price received at the gathering system interconnect or (b) price received at delivery market net of firm transportation charges.
(3) Consolidated Seneca and Gathering IRR is pre-tax and includes expected gathering capital expenditures, well costs under current cost structure, and non-gathering LOE.

55

Hedge Positions and Prices Fixed price physical sales exclude joint development partner’s share of fixed price contract WDA volumes as specified under the joint development agreement. (1) Appendix

Appendix

# Firm Transportation Commitments

National Fuel

| | | Production Source | Volume (Dth/d) | Delivery Market | Demand Charges ($/Dth) | Gas Marketing Strategy |
|---|---|---|---|---|---|---|
| Currently In-Service[1] | **Northeast Supply Diversification** *Tennessee Gas Pipeline* | EDA – Tioga | 50,000 | Canada (Dawn) | $0.50 (3rd party) | Firm Sales Contracts Dawn/NYMEX+ 10 years |
| | **Niagara Expansion** *TGP & NFG - Supply* | WDA – CRV | 158,000 | Canada (Dawn) | NFG pipelines - $0.24 3rd party - $0.43 | Firm Sales Contracts Dawn/NYMEX+ 8 to 15 years |
| | | | 12,000 | TETCO (SE Pa.) | $0.12 (NFG pipelines) | |
| | **Atlantic Sunrise** *WMB - Transco* | EDA - Lycoming | 189,405 | Mid-Atlantic/ Southeast | $0.73 (3rd party) | Firm Sales Contracts NYMEX+ First 5 years |
| | **Tioga County Extension** *NFG - Empire* | EDA – Tioga | 200,000 | TGP 200 (NY) / Canada (Dawn) | $0.23 (NFG pipelines) | Utilize acquired firm sales and pursue additional firm sales as needed |
| | *Dominion* | EDA – Tioga | 100,000[1] | In-Basin | $0.14 (3rd Party) | Capacity release (near-term); access to Leidy South project (long-term) |
| Future Capacity | **Leidy South / FM100** *WMB – Transco; NFG - Supply* *Target in-service: late 2021* | WDA – CRV EDA - Lycoming | 330,000 | Transco Zone 6 NNY | $0.66 (3rd Party) | Firm Sales Contracts Transco Zone 6 NNY/NYMEX |
| | **Northern Access** *NFG – Supply and Empire* | WDA – CRV | 350,000 | Canada (Dawn) | NFG pipelines - $0.50 3rd party - $0.21 | Seneca to pursue firm sales contracts as project development progresses |
| | | | 140,000 | TGP 200 (NY) | $0.38 (NFG pipelines) | |

(1) 100,000 Dth/d of capacity on Dominion provides optionality to fill Leidy South.

57

EDA Type Curves Estimated Cumulative Volumes (Bcf) Year Lycoming Marcellus (5,800') Tioga Utica (10,000') 1 3.1 6.0 5 8.3 14.3 10 10.8 17.6 EUR (Bcf) 14.5-16.8 20.0-23.0 NRI 84% 82-87% Appendix

WDA Type Curves Estimated Cumulative Volumes (Bcf) Year Utica (10,000') Marcellus (9,000') 1 2.7 1.6 5 7.8 4.2 10 10.5 5.9 EUR (Bcf) 15.0-18.0 9.0-10.8 NRI 100% 100% (1) (1) Type Curve based on the first 19 wells brought online. Appendix

Comparable GAAP Financial Measure Slides & Reconciliations This presentation contains certain non-GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow. The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the Company’s ongoing operating results and for comparing the Company’s financial performance to other companies. The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes. The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP. The Company’s fiscal 2021 earnings guidance range does not include the impact of certain items that impacted the comparability of earnings during the first and second quarters, including: (1) the impairment of oil and gas properties; (2) the gain on sale of timber properties; (3) the unrealized loss on other investments, and (4) the premium paid on early redemption of debt.  While the Company expects to record additional adjustments to unrealized gain or loss on other investments during the six months ending September 30, 2021, the amounts of these and other potential adjustments are not reasonably determinable at this time.  As such, the Company is unable to provide earnings guidance other than on a non-GAAP basis. Management defines Adjusted Operating Results as reported GAAP earnings before items impacting comparability. Management, defines Adjusted EBITDA as reported GAAP earnings before the following items: interest expense, income taxes, depreciation, depletion and amortization interest and other income, impairments, and other items reflected in operating income that impact comparability. Management defines Free Cash Flow as Funds from Operations less Capital Expenditures. The Company is unable to provide a reconciliation of projected Free Cash Flow as described in this presentation to their respective comparable financial measure calculated in accordance with GAAP without unreasonable efforts. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.   Appendix

Non-GAAP Reconciliations – Adjusted EBITDA Total Adjusted EBITDA for FY 2018, FY 2019, FY 2020, and 12 months ended March 31, 2021, include the reclassification of non-service pension costs from Operating and Maintenance Expense to Other Income (Deductions) as of October 1, 2018 on the Company’s Income Statement. This reclassification is not reflected in Total Adjusted EBITDA for FY 2016 or FY 2017. Appendix (1)

Non-GAAP Reconciliations – Adjusted EBITDA, by Segment Appendix

Non-GAAP Reconciliations – Adjusted Operating Results Appendix

Non-GAAP Reconciliations – Capital Expenditures Appendix

Non-GAAP Reconciliations – E&P Operating Expenses Appendix